UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2015 (April 23, 2015)

DAYBREAK OIL AND GAS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. Main Ave., Suite 1017 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 232-7674

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On April 23, 2014, Daybreak Oil and Gas, Inc. (OTCQB: DBRM) (the “Company”) issued a press release announcing proved reserves at February 28, 2015.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this report (including Exhibit 99.1) is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Number

Exhibit

99.1

Press Release

*

Filed herewith.

[signature page follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By:	/s/ JAMES F. WESTMORELAND

James F. Westmoreland, Chairman, President and Chief Executive Officer

Date: April 23, 2014

EXHIBIT INDEX

Number

Exhibit

99.1

Press Release

*

Filed herewith.

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